                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): December 21, 1999


                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
            (Exact name of registrant as specified in its charter)

             Commission File Number: 1934 Act File Number: 0-25968


           Delaware                                       54-1681657
(State of other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                      Identification No.)

       2345 Crystal Drive                                   22202
       Crystal City, VA                                   (Zip Code)
      (Address of principal
       executive offices)


       Registrant's telephone number including area code: (703) 920-8500

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

The following pro forma financial information is included as a second amendment to the Form 8-K dated December 21, 1999 and filed on January 5, 2000 for Charles E. Smith Residential Realty L.P.

(A)  Pro forma financial information beginning at page F-2

(B)  Historical financial information beginning at page F-7

(C)  Exhibits

     99.4  Consent of Independent Public Accountants dated March 2, 2000
     99.5  Consent of Independent Public Accountants dated March 2, 2000

                                  SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 2nd day of March 2000.


                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.


                            By: Charles E. Smith Residential Realty, Inc., its General Partner


                            By:  /s/ W.D. Minami
                                 ------------------------------------------
                                 W.D. Minami
                                 Executive Vice President and Chief Financial
                                 Officer of Charles E. Smith Residential
                                 Realty, Inc. (on behalf of the Registrant and as Principle Financial Officer)


                                 /s/ Steven E. Gulley
                                 ------------------------------------------
                                 Steven E. Gulley
                                 Chief Accounting Officer of Charles E. Smith
                                 Residential Realty, Inc.

            INDEX TO FINANCIAL STATEMENTS AND PRO FORMA INFORMATION

                                                                        Page
                                                                        ----
CHARLES E. SMITH RESIDENTIAL REALTY L.P.

Pro Forma (Unaudited) Consolidated Balance Sheet
 as of September 30, 1999                                               F-3

Pro Forma (Unaudited) Consolidated Statement of
 Operations for the nine months ended September 30, 1999                F-4

Pro Forma (Unaudited) Consolidated Statement of
 Operations for the year ended December 31, 1998                        F-5

Notes and Management's Assumptions to Unaudited Pro Forma
 Consolidated Financial Information                                     F-6


ACQUISITION PROPERTIES

Report of Independent Public Accountants - Ocean View
 at Aventura Beach                                                      F-7

Combined Statements of Revenues and Certain Expenses of
 Ocean View at Aventura Beach for the nine months ended
 September 30, 1999 (Unaudited) and for the year ended
 December 31, 1998.                                                     F-8

Notes to Combined Statements of Revenues and Certain Expenses
 of Ocean View at Aventura Beach for the nine months ended
 September 30, 1999 (Unaudited) and for the year ended
 December 31, 1998.                                                     F-9

Report of Independent Public Accountants - Ocean View at
 Sunset Pointe                                                          F-10

Combined Statements of Revenues and Certain Expenses of
 Ocean View at Sunset Pointe for the nine months ended
 September 30, 1999 (Unaudited) and for the year ended
 December 31, 1998.                                                     F-11

Notes to Combined Statements of Revenues and Certain Expenses
 of Ocean View at Sunset Pointe for the nine months ended
 September 30, 1999 (Unaudited) and for the year
 ended December 31, 1998.                                               F-12

                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999, and unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1999, and the year ended December 31, 1998, are based on the historical financial statements of Charles E. Smith Residential Realty L.P. ("the Operating Partnership").

The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999, is presented as if the Ocean View at Aventura Beach ("Aventura") and Ocean View at Sunset Pointe ("Hollywood") acquisitions had occurred by September 30, 1999. The unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1999, and the year ended December 31, 1998, are presented as if the acquisitions had occurred at the beginning of each of those periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Operating Partnership's Forms 10-Q and 10-K.

Preparation of the unaudited pro forma financial information was based on assumptions considered appropriate by the Operating Partnership's management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the acquisitions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods. In management's opinion, all adjustments necessary to reflect the effects of the transaction have been made.

                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1999
                          (UNAUDITED) (IN THOUSANDS)



ASSETS                                                             Historical    Aventura           Hollywood         Property Sales

                                                                   ----------    --------           ---------         --------------


Rental property, net                                               $1,217,012    $   77,665 (A)     $  102,937 (A)    $  (11,213)(B)

Rental property under development                                     148,264
Security deposits                                                       2,169
Escrow funds                                                            9,575       (56,705)(A)         (8,127)(A)        64,832 (B)

Investment in and advances to Property Service Businesses              46,903
Investment in joint ventures                                           19,555
Deferred charges, net                                                  18,333
Other assets                                                           27,372
                                                                   ----------    ----------         ----------        ----------
Total                                                              $1,489,183    $   20,960         $   94,810        $   53,619
                                                                   ==========    ==========         ==========        ==========

LIABILITIES AND PARTNERS' EQUITY

Liabilities
   Mortgage loans                                                  $  784,081
   Lines of credit and note payable                                    38,488    $   19,524 (A)     $   92,692 (A)
   Construction loans                                                  73,095
   Accounts payable and accrued expenses                               46,175           540 (A)          1,026 (A)           176 (B)
   Security deposits                                                    2,169           896 (A)          1,092 (A)
                                                                   ----------    ----------         ----------        ----------
      Total Liabilities                                               944,008    $   20,960         $   94,810               176

Other Limited Partners' Interest
   Preferred units - Series H Cumulative Convertible
      Redeemable Preferred Units                                       45,000
   Common units at redemption value                                   471,931
                                                                   ----------
                                                                      516,931

Partners' Equity:
   General Partner's General and Limited Partnership Interest
      Preferred Units
         Series A Cumulative Convertible Redeemable
            Preferred Units                                            71,500
         Series C Cumulative Redeemable Preferred Units                50,000
         Series E Cumulative Convertible Redeemable
            Preferred Units                                            25,000
         Series H Cumulative Convertible Redeemable
            Preferred Units                                            55,000
      Common Units                                                   (173,256)                                        $   53,443 (B)

                                                                   ----------    ----------         ----------        ----------
      Total partners' equity                                           28,244             -                  -            53,443
                                                                   ----------    ----------         ----------        ----------
Total Liabilities and Partners' equity                             $1,489,183    $   20,960         $   94,810        $   53,619
                                                                   ==========    ==========         ==========        ==========

                                                                      Other
ASSETS                                                             Adjustments   Pro-forma
                                                                   -----------   ---------
Rental property, net                                               $        -    $1,386,401
Rental property under development                                                   148,264
Security deposits                                                                     2,169
Escrow funds                                                                          9,575
Investment in and advances to Property Service Businesses                            46,903
Investment in joint ventures                                                         19,555
Deferred charges, net                                                                18,333
Other assets                                                                         27,372
                                                                   ----------    ----------
Total                                                                            $1,658,572
                                                                   ==========    ==========

LIABILITIES AND PARTNERS' EQUITY

Liabilities
   Mortgage loans                                                                $  784,081
   Lines of credit and note payable                                                 150,704
   Construction loans                                                                73,095
   Accounts payable and accrued expenses                                             47,917
   Security deposits                                                                  4,157
                                                                   ----------    ----------
      Total Liabilities                                                           1,059,954

Other Limited Partners' Interest
   Preferred units - Series H Cumulative Convertible
      Redeemable Preferred Units                                                     45,000
   Common units at redemption value                                                 471,931
                                                                                 ----------
                                                                                    516,931

Partners' Equity:
   General Partner's General and Limited Partnership Interest
      Preferred Units
         Series A Cumulative Convertible Redeemable Preferred Units                  71,500
         Series C Cumulative Redeemable Preferred Units                              50,000
         Series E Cumulative Convertible Redeemable Preferred Units                  25,000
         Series H Cumulative Convertible Redeemable Preferred Units                  55,000
      Common Units                                                                 (119,813)
                                                                   ----------    ----------
      Total partners' equity                                                         81,687
                                                                   ----------    ----------
Total Liabilities and Partners' Equity                             $        -    $1,658,572
                                                                   ==========    ==========


        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
             (UNAUDITED) (IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

                                                                                                         Property
                                                         Historical      Aventura        Hollywood       Sales (A)
                                                         ----------      --------        ---------       ---------
Rental Properties:
   Revenues                                              $  218,749      $    9,321      $   12,172      $   (8,504)

   Expenses
      Operating Costs                                       (70,189)         (3,819)         (4,944)          3,523
      Real estate taxes                                     (16,678)           (768)         (1,357)            358
      Depreciation and amortization                         (24,304)                                            685
                                                         ----------      ----------      ----------      ----------
         Total expenses                                    (111,171)         (4,587)         (6,301)          4,566
                                                         ----------      ----------      ----------      ----------
Equity in income of joint ventures                              408
Equity in income of Property Service Businesses               3,255

Corporate general and administrative expenses                (6,785)
Interest income                                                 605
Interest expense                                            (42,040)                                            844
                                                         ----------      ----------      ----------      ----------

Income before gain on sales
   and extraordinary item                                    63,021           4,734           5,871          (3,094)

Gain on sales                                                 7,065
                                                         ----------      ----------      ----------      ----------

Income before extraordinary item                             70,086           4,734           5,871          (3,094)

Extraordinary item - loss on extinguishment of debt            (359)
                                                         ----------      ----------      ----------      ----------

Net Income                                                   69,727           4,734           5,871          (3,094)

Less:  Income attributable to preferred units                (8,028)
                                                         ----------      ----------      ----------      ----------

Net Income attributable to common units                  $   61,699      $    4,734      $    5,871      $   (3,094)
                                                         ==========      ==========      ==========      ==========
Net income per common unit - basic                       $     1.89
                                                         ==========

Net income per common unit - diluted                     $     1.85
                                                         ==========

Weighted average units outstanding - basic                   32,569
                                                         ==========

Weighted average units outstanding - diluted                 35,755
                                                         ==========


                                                            Other
                                                         Adjustments     Pro-Forma
                                                         -----------     ---------
Rental Properties:
   Revenues                                              $        -      $  231,738

   Expenses
      Operating Costs                                           586 (B)     (74,843)
      Real estate taxes                                                     (18,445)
      Depreciation and amortization                          (2,878)(C)     (26,497)
                                                         ----------      ----------
         Total expenses                                      (2,292)       (119,785)
                                                         ----------      ----------
Equity in income of joint ventures                                              408
Equity in income of Property Service Businesses                               3,255

Corporate general and administrative expenses                                (6,785)
Interest income                                                                 605
Interest expense                                             (5,454)(D)     (46,650)
                                                         ----------      ----------

Income before gain on sales
   and extraordinary item                                    (7,746)         62,786
Gain on sales                                                                 7,065
                                                         ----------      ----------

Income before extraordinary item                             (7,746)         69,851

Extraordinary item - loss on extinguishment of debt                            (359)
                                                         ----------      ----------

Net Income                                                   (7,746)         69,492

Less:  Income attributable to preferred units                                (8,028)
                                                         ----------      ----------

Net Income attributable to common units                  $   (7,746)     $   61,464
                                                         ==========      ==========
Net income per common unit - basic                                            $1.89
                                                                         ==========

Net income per common unit - diluted                                     $     1.85
                                                                         ==========

Weighted average units outstanding - basic                                   32,569
                                                                         ==========

Weighted average units outstanding - diluted                                 35,755
                                                                         ==========

        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
              (UNAUDITED) (IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

                                                                                                           Property
                                                          Historical       Aventura       Hollywood        Sales (A)
                                                          ----------       --------       ---------        ---------
Rental Properties:
   Revenues                                               $  250,211      $    9,827      $   14,530      $  (10,964)

   Expenses
      Operating costs                                        (84,381)         (4,621)         (6,782)          4,484
      Real estate taxes                                      (17,254)         (1,276)         (1,759)            461
      Depreciation and amortization                          (28,958)                                            916
                                                          ----------      ----------      ----------      ----------
         Total expenses                                     (130,593)         (5,897)         (8,541)          5,861
                                                          ----------      ----------      ----------      ----------

Equity in income of Property Service Businesses                8,433

Corporate general and administrative expenses                 (8,947)

Interest income                                                1,257
Interest expense                                             (47,334)                                            950
                                                          ----------      ----------      ----------      ----------

Income before gain on sale, loss on unused treasury
   lock, and extraordinary item                               73,027           3,930           5,989          (4,153)

Gain on sale of property                                      18,150

Loss on unused treasury lock                                  (4,923)
                                                          ----------      ----------      ----------      ----------
Income before extraordinary item                              86,254           3,930           5,989          (4,153)

Extraordinary item - loss on extinguishment of debt          (16,384)
                                                          ----------      ----------      ----------      ----------

Net Income                                                    69,870           3,930           5,989          (4,153)

Less:    Income attributable to preferred units              (10,722)
                                                          ----------      ----------      ----------      ----------

Net Income attributable to common units                   $   59,148      $    3,930      $    5,989      $   (4,153)
                                                          ==========      ==========      ==========      ==========
Net income per common unit - basic                        $     1.96
                                                          ==========
Net income per common unit - diluted                      $     1.95
                                                          ==========
Weighted average units outstanding - basic                    30,184
                                                          ==========
Weighted average units outstanding - diluted                  30,349
                                                          ==========

                                                             Other
                                                          Adjustments      Pro-Forma
                                                          -----------      ---------
Rental Properties:
   Revenues                                               $        -      $  263,604

   Expenses
      Operating costs                                            668 (B)     (90,632)
      Real estate taxes                                                      (19,828)
      Depreciation and amortization                           (3,838)(C)     (31,880)
                                                          ----------      ----------
         Total expenses                                        (3,170)      (142,340)
                                                          ----------      ----------

Equity in income of Property Service Businesses                                8,433

Corporate general and administrative expenses                                 (8,947)

Interest income                                                                1,257
Interest expense                                              (7,272)(D)     (53,656)
                                                          ----------      ----------

Income before gain on sale, loss on unused treasury
   lock, and extraordinary item                              (10,442)         68,351

Gain on sale of property                                                      18,150

Loss on unused treasury lock                                                  (4,923)
                                                          ----------      ----------

Income before extraordinary item                             (10,442)         81,578

Extraordinary item - loss on extinguishment of debt                          (16,384)
                                                          ----------      ----------

Net Income                                                   (10,442)         65,194

Less:    Income attributable to preferred units                              (10,722)
                                                          ----------      ----------

Net Income attributable to common units                   $  (10,442)     $   54,472
                                                          ==========      ==========
Net income per common unit - basic                                        $     1.80
                                                                          ==========
Net income per common unit - diluted                                   (F)$     1.79
                                                                          ==========
Weighted average units outstanding - basic                                    30,184
                                                                          ==========
Weighted average units outstanding - diluted                                  30,349
                                                                          ==========

        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
           NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
                      CONSOLIDATED FINANCIAL INFORMATION
                         (DOLLAR AMOUNTS IN THOUSANDS)

1.  Basis of Presentation

    On December 22, 1999, Charles E. Smith Residential Realty L.P. ("the Operating Partnership") announced plans to acquire an eight-building, 2,669 high-rise apartment portfolio located in Southeast Florida. Intracoastal A Limited Partnership,Intracoastal B Limited Partnership and Intracoastal C Limited Partnership (collectively "Ocean View at Aventura Beach" or "Aventura"), is a three building, 1,199-unit property. Galahad Court Limited Partnership, Galahad 3 Limited Partnership, Galahad North Limited Partnership, Galahad South Limited Partnership and Galahad West Limited Partnership (collectively "Ocean View at Sunset Pointe" or "Hollywood"), is a five-building, 1,470-unit property. Closing on Aventura occurred on December 21, 1999, with the closing of Hollywood on January 13, 2000. The total cash investment was $177 million, funded with $65 million of proceeds from the sale of four multifamily assets and $112 million of proceeds from the Operating Partnership's line of credit. The Operating Partnership plans to reposition the properties by making substantial renovations of approximately $33 million over the next two years.

2.  Adjustments to Pro Forma Consolidated Balance Sheet

    (A) Acquisition of Properties

                                                  Aventura       Hollywood
                                                -------------  --------------
    Purchase price of rental property            $ 76,000,000    $102,000,000
    Acquisition costs and working
       capital adjustments                          1,664,626         936,696
                                                 ------------    ------------
    Cost basis of rental property                  77,664,626     102,936,696
    Proceeds from sale of four multi-
       family assets                              (56,705,435)     (8,126,974)
                                                 ------------    ------------
                                                   20,959,191      94,809,722
                                                 ============    ============

    Accounts payable and accrued expenses             539,350       1,026,484
    Security deposit liability                        895,758       1,092,219
    Proceeds from line of credit                   19,524,083      92,691,019
                                                 ------------    ------------
                                                 $ 20,959,191    $ 94,809,722
                                                 ============    ============

    (B) Sale of Suburban Towers, Columbian Stratford, Windsor Towers, and Fort Chaplin

    Net book value of four multifamily assets sold               $(11,213,622)
    Cash proceeds in escrow as a result of sale                    64,832,409
                                                                 ------------
                                                                 $ 53,618,787
    Accrued Closing Costs                                            (175,969)
                                                                 ------------
    Net gain on sale                                             $ 53,442,818
                                                                 ============

    (C) To adjust Minority Interest for the Aventura and Hollywood acquisitions and sale of Suburban Towers, Columbian Stratford, Windsor Towers, and Fort Chaplin.

3.  Adjustments to Pro Forma Consolidated Statements of Operations

    (A) To eliminate the operations of Suburban Towers, Columbian Stratford, Windsor Towers, and Fort Chaplin.

    (B) Operating expenses have been adjusted to eliminate management fees since the Operating Partnership's affiliate manages owned properties.

    (C) Depreciation and amortization has been adjusted based on the allocated purchase price of the assets acquired and an estimated useful life of 40 years, as if the purchase occurred on January 1, 1999 for the nine months ended September 30, 1999 and January 1, 1998 for the year ended December 31, 1998.

    (D) Represents interest expense for draws on the line of credit (assuming a weighted average interest rate of 6.48% for both the nine months ended September 30, 1999 and the year ended December 31, 1998, respectively).

[ARTHUR ANDERSEN, LLP LETTERHEAD APPEARS HERE]


     Report of Independent Public Accountants

To Charles E. Smith Residential Realty L.P.

We have audited the accompanying combined statement of revenues and certain expenses of Intracoastal A Limited Partnership, Intracoastal B Limited Partnership and Intracoastal C Limited Partnership (collectively "Ocean View at Aventura Beach" or the "Properties") for the year ended December 31, 1998.
This statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Charles E. Smith Residential Realty L.P. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Properties are excluded and the combined statement is not intended to be a complete presentation of the revenues and expenses of the properties.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the properties for the year ended December 31, 1998 in conformity with accounting principles generally accepted in the United States.


Vienna, VA
February 11, 2000

                         Ocean View at Aventura Beach
             Combined Statements Of Revenues And Certain Expenses
           For The Nine Months Ended September 30, 1999 (Unaudited)
                     And The Year Ended December 31, 1998


                                          Nine Months Ended
                                          September 30,1999      Year Ended
                                             (Unaudited)      December 31, 1998
                                          ------------------  -----------------
Revenues:
 Rental Revenue                                  $8,519,559          $9,221,493
 Other Revenue                                      802,010             605,132
                                                 ----------          ----------
Total Revenues                                    9,321,569           9,826,625

Certain Expenses:
 Payroll and related costs                          713,224             752,574
 Utilities                                          965,389           1,209,954
 Repairs and maintenance                          1,075,428           1,466,247
 Security                                           143,247             209,727
 Administrative and other                           551,875             515,848
 Real estate taxes                                  767,841           1,276,339
 Insurance                                          118,476             194,302
 Management fees                                    252,373             272,080
                                                 ----------          ----------

   Total Certain Expenses                         4,587,853           5,897,071
                                                 ----------          ----------

Revenues in Excess of Certain Expenses           $4,733,716          $3,929,554
                                                 ==========          ==========

       The accompanying notes are an integral part of these statements.

                         Ocean View At Aventura Beach
         Notes to Combined Statements of Revenues and Certain Expenses
       For The Nine Months Ended September 30, 1999 (Unaudited) And For
                       The Year Ended December 31, 1998



1.  Basis of Presentation
    ---------------------

    The accompanying combined statements of revenues and certain expenses relates to the operations of Intracoastal A Limited Partnership, Intracoastal B Limited Partnership and Intracoastal C Limited Partnership (collectively "Ocean view at Aventura Beach" or the "Properties") which is a 1,199 unit, 3-building high-rise apartment complex located in the Aventura Beach area of Southeast Florida. The Properties were acquired by Charles E. Smith Residential Realty L.P. on December 21, 1999.

    The accompanying statements has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus excludes certain expenses, such as interest expense, depreciation and amortization, certain professional fees, and other costs not related to the future operations of the Properties. Management is not aware of any material factors relating to the Properties which would cause the reported financial information not to be indicative of future operating results.

2.  Significant Accounting Policies
    -------------------------------

    The accompanying combined statements was prepared on the accrual basis of accounting. Rental income attributable to residential leases is recognized when due from tenants.

3.  Interim Financial Information
    -----------------------------

    The interim combined statements of revenues and certain expense is unaudited but reflects all adjustments which are, in the opinion of management, necessary to a fair presentation of the interim periods presented. The adjustments consist of normal recurring accruals.

    The combined statements of revenues and certain expenses for interim periods will not necessarily be indicative of the operating results of the fiscal year.

[ARTHUR ANDERSEN, LLP LETTERHEAD APPEARS HERE]


     Report of Independent Public Accountants


To Charles E. Smith Residential Realty L.P.

We have audited the accompanying combined statement of revenues and certain expenses of Galahad Court Limited Partnership, Galahad 3 Limited Partnership, Galahad North Limited Partnership, Galahad South Limited Partnership, and Galahad West Limited Partnership (collectively, "Ocean View at Sunset Pointe" or the "Properties") for the year ended December 31, 1998. This statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Charles E. Smith Residential Realty L.P. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Properties are excluded and the combined statement is not intended to be a complete presentation of the revenues and expenses of the Properties.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the properties for the year ended December 31, 1998 in conformity with accounting principles generally accepted in the United States.


Vienna, VA
February 11, 2000

                          Ocean View At Sunset Pointe
             Combined Statements Of Revenues And Certain Expenses
           For The Nine Months Ended September 30, 1999 (Unaudited)
                     And The Year Ended December 31, 1998



                                          Nine Months Ended
                                          September 30,1999      Year Ended
                                             (Unaudited)      December 31, 1998
                                          ------------------  -----------------
Revenues:
 Rental Revenue                                 $11,076,648         $13,388,211
 Other Revenue                                    1,095,279           1,142,138
                                                -----------         -----------
Total Revenues                                   12,171,927          14,530,349

Certain Expenses:
 Payroll and related costs                        1,024,420           1,174,968
 Utilities                                        1,251,651           1,754,060
 Repairs and maintenance                          1,636,113           2,341,497
 Security                                            18,558              46,045
 Administrative and other                           511,003             798,209
 Real estate taxes                                1,356,963           1,758,616
 Insurance                                          169,107             272,388
 Management fees                                    333,517             395,840
                                                -----------         -----------

   Total Certain Expenses                         6,301,332           8,541,623
                                                -----------         -----------

Revenues in Excess of Certain Expenses          $ 5,870,595         $ 5,988,726
                                                ===========         ===========

       The accompanying notes are an integral part of these statements.

                          OCEAN VIEW AT SUNSET POINTE
         NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED) AND FOR THE YEAR ENDED
                               DECEMBER 31, 1998



1.  Basis of Presentation
    ---------------------

    The accompanying combined statements of revenues and certain expenses relates to the operations of Galahad Court Limited Partnership, Galahad 3 Limited Partnership, Galahad North Limited Partnership, Galahad South Limited Partnership, and Galahad West Limited Partnership (collectively "Ocean View at Sunset Pointe" or the "Properties") which is a 1,470-unit, 5-building high-rise apartment complex that is located in the Hollywood Beach area of Southeast Florida. The Property was acquired by Charles E. Smith Residential Realty L.P. on January 13, 2000.

    The accompanying statements has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus excludes certain expenses, such as interest expense, depreciation and amortization, certain professional fees, and other costs not related to the future operations of the Properties. Management is not aware of any material factors relating to the Properties which would cause the reported financial information not to be indicative of future operating results.

2.  Significant Accounting Policies
    -------------------------------

    The accompanying statements was prepared on the accrual basis of accounting. Rental income attributable to residential leases is recognized when due from tenants.

3.  Interim Financial Information
    -----------------------------

    The interim combined statements of revenues and certain expenses is unaudited but reflects all adjustments which are, in the opinion of management, necessary to a fair presentation of the interim periods presented. The adjustments consist of normal recurring accruals.

    The combined statements of revenues and certain expenses for interim periods will not necessarily be indicative of the operating results of the fiscal year.